Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Income Statement [Abstract]
Revenues
Cost of revenues
Gross profit
Sales and marketing
General and administrative	58	194	291
Operating loss	58	194	291
Financial income , net	(23)	(4)	(39)
Net loss	$ 35	$ 190	$ 252
Per share data-
Basic and Diluted loss	$ 0.028	$ 0.136	$ 0.094
Shares used in computing earnings (loss) per ordinary share:
Basic and Diluted	1,255,640	1,401,128	2,690,857